Exhibit 10.4         Letter from Pannell Kerr Forster of Texas, P.C.

December 29, 2004

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

RE: Environmental Remediation Holding Corporation

We have read the statements included under Item 4.02 of the Form 8-K report filed on December 29, 2004 regarding the need for Environmental Remediation Holding Corporation to restate its financial statements for the quarterly periods ended December 31, 2003, March 31, 2004 and June 30, 2004. We agree with such statements made by the Company.

/s/ Pannell Kerr Forster of Texas, P.C.

Houston, Texas